EXHIBIT 10.1

Certain schedules are omitted, but will be furnished supplementally to the Commission upon request.

             AMENDMENT NO. 1 TO DOMAIN PORTFOLIO PURCHASE AGREEMENT

         This AMENDMENT NO. 1 (hereinafter, "Amendment No. 1") made this 22nd day of August, 2005 to the Domain Portfolio Purchase Agreement made the 23rd day of December, 2004 by and among, EasyLink Services Corporation, a Delaware corporation (the "Seller"), NJ Domains LLC, a New Jersey limited liability company (the "Buyer"), and Gerald Gorman (the "Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement.

                                   WITNESSETH

         WHEREAS, the Parties entered into the Agreement on December 23, 2004;
and

         WHEREAS, the Parties have agreed to terminate certain rights and obligations of the Parties under the Agreement on the terms and conditions set forth in this Amendment No. 1;

         NOW THEREFORE, the undersigned Parties agree as follows:

         1. Consideration.

         Upon the Closing (as defined in Section 3), Buyer and, in the case of clause (b)(iii) below, Gerald Gorman shall (a) pay to the Seller cash (the "Closing Cash Payment") in an amount equal to $700,000, such payment to be made by wire transfer of immediately available funds to the account designated in writing by the Seller on or before the Closing Date (as defined in Section 3), and (b) execute and deliver to the Seller (as applicable) the following instruments and agreements (collectively, together with this Amendment No. 1, the "Operative Documents"):

            (i) the secured promissory note (the "Note") in the form attached hereto as Exhibit A;

            (ii) the security agreement (the "Security Agreement") in the form attached hereto as Exhibit B;

            (iii) the guaranty (the "Guaranty") in the form attached hereto as
                  Exhibit C; and

            (iv) the UCC-1 and/or UCC-3 Financing Statement (the "Financing Statement") in the form attached hereto as Exhibit Ds.

         2. Termination of Rights.

         Upon receipt of the Closing Cash Payment in the Seller's account designated pursuant to Section 1 and the execution and delivery to the Seller by the Buyer and Gerald Gorman of the Operative Documents, (i) all rights and obligations of the Parties under section 4.b (Post Closing Consideration) of Article One of the Agreement shall automatically terminate and be of no further force and effect and (ii) all rights and obligations of the Parties under section 1 of the Severance Agreement made as of December 23, 2004 between Gerald Gorman and the Seller (the "Severance Agreement") shall automatically terminate and be of no further force and effect.

         3. Closing.

         The closing of the transactions contemplated by Section 1 and 2 shall occur simultaneously with the execution and delivery of this Amendment No. 1 (the "Closing"), and the date on which the Closing shall occur is herein referred to as the "Closing Date."

         4. Restrictions

            (a)   Required Approvals

                  Except as provided below, until the Note is paid in full, the Buyer shall not, directly or indirectly, voluntarily or involuntarily:

            (i) sell, transfer, assign or otherwise dispose of (including any disposition occurring by merger, consolidation or operation of law involving Buyer or any other person) any Name or any of the Shares; or

            (ii) grant any security interest, lien or other encumbrance upon any of Buyer's right, title and interest in, to or under any Name (hereinafter each a "Security Interest") or any of the Shares unless (A) any such Security Interest is fully subordinated to the rights of the Seller under the Security Agreement; (B) the Seller's rights under the Security Agreement are recorded and of public record through the filing of a Form UCC-1 Financing Statement; and (C) prior to the creation of any Security Interest, the prospective secured party is notified in writing of the existence of the Note and the Security Agreement (such notification being in addition to the "notice" provided by the filing of a UCC-1 or UCC-3); or

            (iii) use or permit any other person to use the Names in any manner that is in violation of applicable law or the rights of any third parties (it being understood that the Buyer may comply with its obligations under this clause (iii) with respect to any other person by obtaining contractual agreements from such persons);

except, in the case of clauses (i) or (ii), with the prior written approval of the Seller (hereinafter each a "Required Approval"). In the case of clauses (i) and (ii), the Seller shall have sole and absolute discretion in its decision whether to grant or deny a Required Approval and may deny a Required Approval for any reason or for no reason. Unless otherwise agreed in writing by the Seller, any such sale, transfer, assignment or other disposition, license, lease or other right to use, or security interest, lien or other encumbrance to which the Seller consents in writing shall be subject to and subordinate to the Seller's rights under the Security Agreement and shall be conditioned upon the other party thereto acknowledging in writing such rights and agreeing to be bound by the Buyer's obligations under the Security Agreement with respect to the applicable Name or Names or Shares. Any such sale, transfer, assignment or other disposition, or security interest, lien or other encumbrance, to which the Seller shall not consent in writing shall be void ab initio.

            (b)   Procedure

         When the Buyer must obtain a Required Approval, the Buyer shall give written notice of the proposed transaction to the Seller and shall disclose to the Seller all of the terms and conditions relating to such transaction (including any agreements to be executed and delivered in connection therewith), the identity of the other party to such transaction and any direct or indirect relationship or association (if any) between such party and the Buyer before and after the consummation of the transaction. The Seller may approve or reject any such proposed transaction in its sole and absolute discretion and the Seller may also condition its approval of a proposed transaction upon the Seller receiving all or a portion of the transaction proceeds to be applied to a pre-payment on the Note. The Seller shall respond in writing within fifteen (15) business days (excluding the date of receipt of the proposal) with either its approval or rejection of the proposed transaction. If the Seller does not respond in writing within fifteen (15) business days as required hereunder, then the Buyer shall be entitled to assume that the Seller has approved the proposed transaction on the basis that the net proceeds of sale will be applied to a pre-payment of the Note. If the Seller rejects a proposal, the Seller may, but is not required, to explain the basis for its rejection in order to facilitate a re-negotiation of an acceptable (to the Seller) transaction with respect to the Name or Shares in question.

         5. Representations and Warranties.

         (a) The Buyer represents and warrants that:

         (i) The Buyer is duly organized, validly existing and in good standing under the laws of the State of New Jersey and has full power and authority to enter into this Amendment No. 1 and perform its obligations hereunder.

         (ii) The Buyer is qualified to conduct business in New Jersey.

         (iii) This Agreement has been duly executed and delivered on behalf of the Buyer and is a valid and binding contract of the Buyer, enforceable against the Buyer in accordance with its terms.

         (b) Gerald Gorman represents and warrants that:

         (i) This Agreement constitutes the legal, valid, and binding obligation of Gorman, enforceable against him in accordance with its terms.

         (ii) Neither the execution and delivery of this Amendment No. 1 by Gorman nor the consummation or performance by Gorman hereunder will, directly or indirectly, with or without notice or lapse of time, contravene, conflict with or result in a violation or breach of any provision of any other agreement to which Gorman is a party.

         (iii) Gerald Gorman agrees that he will maintain ownership of a majority of the outstanding economic and voting equity interests in the Buyer until the Note is paid in full, provided however that (i) a lifetime transfer of ownership interests in the Buyer to another legal entity that is wholly owned and controlled by Gorman or (ii) a transfer at death of ownership interests in the Buyer to Gorman's spouse and/or children, or to one or more trusts for the benefit of Gorman's spouse and/or children shall not be considered a transfer of ownership hereunder, provided that, in each case, such transfer is expressly subject to the terms and conditions of this Amendment No. 1 and the Security Agreement.

         (c) The Seller represents and warrants that:

         (i) The Seller is duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into this Amendment No. 1 and complete the transaction contemplated herein.

         (ii) The Seller is qualified to conduct business in New Jersey.

         (iii) This Agreement has been duly executed and delivered on behalf of the Seller and is a valid and binding contract of the Seller enforceable against the Seller in accordance with its terms.

         6. Amendment of Exhibit I to Domain Portfolio Purchase Agreement.

         Exhibit I to the Domain Portfolio Purchase Agreement is hereby amended to add thereto the Names set forth on Schedule 1 hereto.

         7. Reference to and Effect on the Agreement.

         Except as expressly provided herein, the Agreement and all of the other agreements executed and delivered in connection therewith shall remain unmodified and continue in full force and effect and are hereby ratified and confirmed (including but not limited to Article II, Section 8 of the Agreement).

         8. Choice of Law

         This Amendment No. 1 and all disputes, controversies, or claims arising out of or relating to this Amendment No. 1 or a breach thereof shall be governed by the laws of the State of New Jersey without reference to the principles of conflicts of law that would apply the law of another state.

         9. Jurisdiction

         Each Party agrees to the exclusive personal jurisdiction of the courts of the State of New Jersey and the Federal courts for the District of New Jersey for all matters arising from this Amendment No. 1. Each Party waives all claims of forum non conveniens in the selection of forum by any other Party.

         10. Counterparts

         This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument, and shall become effective when one or more counterparts have been signed by each of the Parties.

         11. Entire Agreement, Amendment

         This Amendment No. 1, the Note, the Security Agreement, the Guaranty, the Agreement (as amended by this Amendment No. 1) constitutes the complete and entire agreement among the Parties with respect to the subject matter herein and supersedes any prior agreement, oral or written, among the Parties concerning this matter. This Amendment No. 1 may be amended only by the written consent of all the Parties.

         12. Binding Agreement; No Third Party Beneficiaries; Assignment

         This Amendment No. 1 is the binding agreement of each of the Parties and shall be binding upon, and inure to the benefit of, each Party's successors, heirs, and assigns. The representations, warranties, covenants and agreements contained in this Amendment No. 1 are for the sole benefit of the Parties hereto and the respective successors and permitted assigns of all of the foregoing and they shall not be construed as conferring and are not intended to confer any rights on any other persons, including the right to enforce any of the provisions of this Amendment No. 1.

         Neither this Amendment No. 1 nor any rights, duties or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other Parties hereto, except that the Seller may assign its rights hereunder to any lender to secure debt obligations owed to such lender and in connection with a merger or consolidation of the Seller with, or a transfer of all or substantially all of the Seller's assets to, another person.

         13. Context

         In all references herein to any Parties, persons, or entities, the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of this Amendment No. 1 may require.

         14. Notices

         All notices, consents, requests, instructions, approvals, and other communications provided for herein or in the Note, the Security Agreement or the Guaranty shall be deemed validly given if in writing and delivered personally or sent by overnight courier, or by certified mail, postage prepaid and return receipt requested, to:

         If to the Buyer:           Gerald Gorman
                                    415 Bernardsville Road
                                    Mendham, New Jersey 07945

                  With copy to:     Michael Helmer, Esq.
                                    Thacher Proffitt & Wood LLP
                                    25 DeForest Avenue
                                    Summit, New Jersey 07901

         If to Gorman:              Gerald Gorman
                                    415 Bernardsville Road
                                    Mendham, New Jersey 07945

                  With copy to:     Michael Helmer, Esq.
                                    Thacher Proffitt & Wood LLP
                                    25 DeForest Avenue
                                    Summit, New Jersey 07901

         If to the Seller:

                                    EasyLink Services Corporation
                                    33 Knightsbridge Road
                                    Piscataway, New Jersey 08854
                                    Attention: Chief Executive Officer

                  With copy to:     David Ambrosia, Esq.
                                    Executive Vice President and General Counsel
                                    EasyLink Services Corporation
                                    33 Knightsbridge Road
                                    Piscataway, New Jersey 08854

Notice shall be deemed to have been given on the date of delivery if delivered personally or by overnight courier and on the third day following the date of mailing if delivered by certified mail.

         IN WITNESS WHEREOF, we have hereunto affixed our seals and our signatures on the date first written above.


ATTEST                                     EASYLINK SERVICES CORPORATION, SELLER

By: s/David Ambrosia                       By: s/Thomas F. Murawski
    ----------------                           --------------------
Name:    David Ambrosia                    Name: Thomas F. Murawski
Title:   EVP and General Counsel           Title: Chairman, President and
                                           Chief Executive Officer

ATTEST                                     NJ DOMAINS, LLC, BUYER

By: ______________________                 By: s/G. Gorman
                                               -----------
Name:                                      Name: G. Gorman
Title:                                     Title: Manager

WITNESS                                    GERALD GORMAN

______________________                     s/G. Gorman
                                           -----------
                                           Gerald Gorman

SCHEDULE 1

Schedule 1 has been omitted, but will be furnished supplementally to the Commission upon request.

                                                    EXHIBIT A TO AMENDMENT NO. 1



             [See Exhibit 10.2 for form of Secured Promissory Note]

                                                    EXHIBIT B TO AMENDMENT NO. 1



                [See Exhibit 10.3 for form of Security Agreement]

                                                    EXHIBIT C TO AMENDMENT NO. 1



                     [See Exhibit 10.4 for form of Guaranty]

                                                  Exhibit D-1 to Amendment No. 1

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY
-----------------------------------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]

-----------------------------------------------------------------------
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

       -----                                                    ----



       -----                                                    ----
                                                                           THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
------------------------------------------------------------------------------------------------------------------------------------
 OR   1a.  ORGANIZATION'S NAME
        NJ Domains LLC
----- ------------------------------------------------------------------------------------------------------------------------------
      1b. INDIVIDUAL'S LAST NAME                             FIRST NAME                       MIDDLE NAME               SUFFIX

------------------------------------------------------------ -------------------------------- -------- ---------------- ------------
1c.  MAILING ADDRESS                                         CITY                             STATE    POSTAL CODE      COUNTRY
  c/o Gerald Gorman, 415 Bernardsville Road                  Mendham                          NJ       07945
------------------------ ------------- --------------------- -------------------------------- ------------------------- ------------
1d.  TAX ID #: SSN OR EIN  ADD'L INFO   1e. TYPE OF           1f. JURISDICTION OF              1g.  ORGANIZATIONAL ID #, if any
                           RE           ORGANIZATION          ORGANIZATION
                           ORGANIZATION LLC                   New Jersey
                           DEBTOR                                                                                       |_| NONE
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
------------------------------------------------------------------------------------------------------------------------------------
 OR   2a.  ORGANIZATION'S NAME


----- ----------------------------------------------------------------------------------------------------------------- ------------
      2b. INDIVIDUAL'S LAST NAME                              FIRST NAME                      MIDDLE NAME                 SUFFIX

----- ------------------------------------------------------ -------------------------------- ------------------------- ------------
2c. MAILING ADDRESS                                           CITY                            STATE    POSTAL CODE         COUNTRY

------------------------ ------------- --------------------- -------------------------------- ------------------------- ------------
2d.  TAX ID #: SSN OR EIN  ADD'L INFO   2e. TYPE OF           2f. JURISDICTION OF              2g.  ORGANIZATIONAL ID #, if any
                           RE           ORGANIZATION          ORGANIZATION
                           ORGANIZATION
                           DEBTOR                                                                                       |_| NONE
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
------------------------------------------------------------------------------------------------------------------------------------
      3a. ORGANIZATION'S NAME
          EasyLink Services Corporation

 OR
----- ------------------------------------------------------------------------------------------------------------------------------
      3b. INDIVIDUAL'S LAST NAME                             FIRST NAME                        MIDDLE NAME              SUFFIX

------------------------------------------------------------ -------------------------------- -------- ---------------- ------------
3c. MAILING ADDRESS                                           CITY                            STATE    POSTAL CODE      COUNTRY
    33 Knightsbridge Road                                     Piscataway                      NJ       08854
------------------------------------------------------------------------------------------------------------------------------------

4. This FINANCING STATEMENT covers the following collateral:

  The Debtor's portfolio of Internet domain names transferred from the Secured Party to the Debtor pursuant to the Domain Portfolio Purchase Agreement dated December 23, 2004, as amended; all of Debtor's Accounts relating to or arising out of the Portfolio or the use of any Names within the Portfolio; Debtor's Books; all of Debtor's commercial tort claims relating to or arising out of the Portfolio or the use of any Names within the Portfolio; all of Debtor's General Intangibles relating to or arising out of the Portfolio or the use of any Names within the Portfolio; and the proceeds and products, whether tangible or intangible, of any of the foregoing, all as more fully described and defined on Schedule I attached hereto.

------------------------------------------------------------------------------------------------------------------------------------
5. ALTERNATIVE DESIGNATION (if applicable): |_| LESSEE/LESSOR   |_| CONSIGNEE/CONSIGNOR   |_| BAILEE/BAILOR   |_| SELLER/BUYER
                                            |_| AG. LIEN        |_| NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
6. |_| This FINANCING STATEMENT is to be filed (for       7. Check to REQUEST SEARCH      |_| All Debtors |_| Debtor 1 |_| Debtor 2
       record) (or recorded) in the REAL ESTATE              REPORT(S) on Debtor(s)
       RECORDS.    Attach Addendum    [if applicable]        [ADDITIONAL FEE]  [optional]
------------------------------------------------------------------------------------------------------------------------------------
8. OPTIONAL FILER REFERENCE DATA

------------------------------------------------------------------------------------------------------------------------------------

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV.
07/29/98)

UCC FINANCING STATEMENT ADDENDUM

FOLLOW INSTRUCTIONS (front and back) CAREFULLY
----------------------------------------------------------------------------------
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
   -------------------------------------------------------------------------------
OR   9a.  ORGANIZATION'S NAME

     -----------------------------------------------------------------------------
     -----------------------------------------------------------------------------
     9b.  INDIVIDUAL'S LAST NAME          FIRST NAME        MIDDLE NAME, SUFFIX

----------------------------------------------------------------------------------
10. MISCELLANEOUS :


----------------------------------------------------------------------------------


                                                                                  THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
------------------------------------------------------------------------------------------------------------------------------------
11. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (11a or 11b) - do not abbreviate or combine names
      ----------------------------------------------------------------------------------------------------------------- ------------
 OR   11a.  ORGANIZATION'S NAME

----- ----------------------------------------------------------------------------------------------------------------- ------------
      11b. INDIVIDUAL'S LAST NAME                            FIRST NAME                       MIDDLE NAME               SUFFIX

------------------------------------------------------------ -------------------------------- -------- ---------------- ------------
11c. MAILING ADDRESS                                         CITY                             STATE    POSTAL CODE      COUNTRY

-------------------------- ------------- --------------------- -------------------------------- ------------------------------------
11d. TAX ID #: SSN OR EIN  ADD'L INFO    11e. TYPE OF          11f. JURISDICTION OF             11g.  ORGANIZATIONAL ID #, if any
OR EIN                     RE            ORGANIZATION          ORGANIZATION
                           ORGANIZATION
                           DEBTOR                                                                                       |_|  NONE
------------------------------------------------------------------------------------------------------------------------------------
12. ADDITIONAL SECURED PARTY'S or ASSIGNOR S/P'S NAME - insert only one name (12a or 12b)
      ------------------------------------------------------------------------------------------------------------------------------
 OR   12a.  ORGANIZATION'S NAME

----- ------------------------------------------------------ -------------------------------- ------------------------- ------------
      12b. INDIVIDUAL'S LAST NAME                            FIRST NAME                       MIDDLE NAME               SUFFIX

------------------------------------------------------------ -------------------------------- -------- ---------------- ------------
12c. MAILING ADDRESS                                         CITY                             STATE    POSTAL CODE      COUNTRY

------------------------------------------------------------ -----------------------------------------------------------------------
13. This FINANCING STATEMENT covers |_| timber to be cut or  16. Additional collateral description:
    |_| as-extracted collateral, or is filed as a |_| fixture filing.

14. Description of real estate.



15. Name and address of a RECORD OWNER of above-described real estate
    (if Debtor does not have a record interest):


                                                             -----------------------------------------------------------------------
                                                             17. Check only if applicable and check only one box.
                                                             Debtor is a |_| Trust or |_| Trustee acting with respect to property
                                                             held in trust or |_| Decedent's Estate
                                                              ----------------------------------------------------------------------
                                                             18. Check only if applicable and check only one box.
                                                             |_| Debtor is a TRANSMITTING UTILITY
                                                             |_| Filed in connection with a Manufactured-Home Transaction -
                                                                 effective 30 years
                                                             |_| Filed in connection with a Public-Finance  Transaction -
                                                                 effective 30 years
------------------------------------------------------------------------------------------------------------------------------------

FILING OFFICE COPY  -- NATIONAL UCC FINANCING STATEMENT ADDENDUM (FORM UCC1Ad) (REV. 07/29/98)

                                        EXHIBIT D-1 TO AMENDMENT NO. 1 CONTINUED

                     Schedule I to UCC-1 Financing Statement

Debtor:                                           Secured Party:
------                                            -------------

NJ Domains LLC                                    EasyLink Services Corporation
c/o Gerald Gorman                                 33 Knightsbridge Road
415 Bernardsville Road                            Piscataway, New Jersey 08854
Mendham, New Jersey 07945


         "Collateral" means, with respect to the Debtor, all of the Debtor's now owned or hereafter acquired right, title, and interest in and to each of the following:

         (1) the Portfolio and the Shares;

         (2) all of Debtor's Accounts relating to or arising out of the Portfolio or the use of any Names within the Portfolio;

         (3) Debtor's Books;

         (4) all of Debtor's commercial tort claims relating to or arising out of the Portfolio or the use of any Names within the Portfolio;

         (5) all of Debtor's General Intangibles relating to or arising out of the Portfolio or the use of any Names within the Portfolio; and

         (6) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, Books, Deposit Accounts, General Intangibles, Investment Property, Negotiable Collateral, money, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing or any lease, license or other use of any of the Names, or any portion thereof or interest therein, and the proceeds thereof.

For purposes of this Financing Statement, capitalized terms are defined as follows:

         "Account" means any "account" (as that term is defined in the New Jersey Uniform Commercial Code), and any and all supporting obligations in respect thereof.

         "Books" means the Debtor's now owned or hereafter acquired books and records (including all of its records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of its records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information).

         "Deposit Account" means any "deposit account" (as that term is defined in the New Jersey Uniform Commercial Code).

         "General Intangibles" means "general intangibles" (as that term is defined in the New Jersey Uniform Commercial Code), (including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trade secrets, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, rights to payment and other rights under any royalty, leasing, Internet domain redirect or use agreements or lease or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, insurance premium rebates, tax refunds, and tax refund claims), and any and all supporting obligations in respect thereof, and any other personal property other than Accounts, Deposit Accounts, goods, Investment Property, and Negotiable Collateral.

         "Investment Property" means "investment property" (as that term is defined in the New Jersey Uniform Commercial Code), and any and all supporting obligations in respect thereof.

         "Name" means each Internet domain name transferred by the Secured Party and its affiliates to Debtor pursuant to the Domain Portfolio Purchase Agreement dated December 23, 2004, as amended.

         "Negotiable Collateral" means letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereof.

         "Portfolio" means all of the Names. The Portfolio comprises all or substantially all of the Internet domain names registered by or for the benefit of the Debtor.

         "Shares" means all of the Debtor's and its affiliates' shares of capital stock of India.com, Inc., a Delaware corporation, together with all of the Debtor's and its affiliates' shares of capital stock of Asia.com, Inc., a New Jersey corporation.

                                                  Exhibit D-2 to Amendment No. 1

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY
-----------------------------------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]

-----------------------------------------------------------------------
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

       -----                                                    ----



       -----                                                    ----
                                                                           THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
------------------------------------------------------------------------------------------------------------------------------------
1a. INITIAL FINANCING STATEMENT FILE                                  1b. This FINANCING STATEMENT AMENDMENT IS
                                                                          to be filed [for record] (or recorded) in the
    2275916-0                                                             |_| REAL ESTATE RECORDS
------------------------------------------------------------------------------------------------------------------------------------
2. TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the
   Secured Party authorizing this Termination Statement.
------------------------------------------------------------------------------------------------------------------------------------
3. CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
------------------------------------------------------------------------------------------------------------------------------------
4. ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c, and also give name of assignor in item 9.
------------------------------------------------------------------------------------------------------------------------------------
5. AMENDMENT (PARTY INFORMATION): This Amendment affects: |_| Debtor or |_| Secured Party of record. Check only one of these two
                                  boxes.
Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

|_| CHANGE NAME and/or address: Please refer to the       |_| DELETE name: Give record name      |_| ADD name: Complete item 7a or
    detailed instructions in regards to changing the          to be deleted in item 6a or 6b         7b, and also item 7c; also
    name/address of a party                                                                          complete items 7e-7g (if
                                                                                                     applicable)
------------------------------------------------------------------------------------------------------------------------------------
6. CURRENT RECORD INFORMATION:
   ---------------------------------------------------------------------------------------------------------------------------------


      ------------------------------------------------------------------------------------------------------------------------------
      6a.  ORGANIZATION'S NAME
OR
----- ------------------------------------------------------ -------------------------------- ------------------------- ------------
      6b. INDIVIDUAL'S LAST NAME                             FIRST NAME                       MIDDLE NAME               SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
7. CHANGED (NEW) OR ADDED INFORMATION:


      ------------------------------------------------------------------------------------------------------------------------------
      7a. ORGANIZATION'S NAME
OR
----- ------------------------------------------------------ -------------------------------- ------------------------- ------------
      7b. INDIVIDUAL'S LAST NAME                             FIRST NAME                       MIDDLE NAME                SUFFIX

------------------------------------------------------------ -------------------------------- -------- ---------------- ------------
7c. MAILING ADDRESS                                          CITY                             STATE    POSTAL CODE      COUNTRY

------------------------ ------------- --------------------- -------------------------------- ------------------------- ------------
7d. SEE INSTRUCTIONS       ADD'L INFO   7e. TYPE OF           7f. JURISDICTION OF              7g.  ORGANIZATIONAL ID #, if any
                           RE           ORGANIZATION          ORGANIZATION
                           ORGANIZATION
                           DEBTOR                                                                                       |_| NONE
------------------------------------------------------------------------------------------------------------------------------------
8. AMENDMENT (COLLATERAL CHANGE): check only one box:

Describe collateral |_| deleted or |_| added, or give entire |X| restated collateral description, or describe collateral |_|
assigned.


THE DEBTOR'S PORTFOLIO OF INTERNET DOMAIN NAMES TRANSFERRED FROM THE SECURED PARTY TO THE DEBTOR PURSUANT TO THE DOMAIN PORTFOLIO
PURCHASE AGREEMENT DATED DECEMBER 23, 2004; ALL OF DEBTOR'S ACCOUNTS RELATING TO OR ARISING OUT OF THE PORTFOLIO OR THE USE OF ANY
NAMES WITHIN THE PORTFOLIO; DEBTOR'S BOOKS; ALL OF DEBTOR'S COMMERCIAL TORT CLAIMS RELATING TO OR ARISING OUT OF THE PORTFOLIO OR
THE USE OF ANY NAMES WITHIN THE PORTFOLIO; ALL OF DEBTOR'S GENERAL INTANGIBLES RELATING TO OR ARISING OUT OF THE PORTFOLIO OF THE
USE OF ANY NAMES WITHIN THE PORTFOLIO; AND THE PROCEEDS AND PRODUCTS, WHETHER TANGIBLE OF INTANGIBLE, OF ANY OF THE FOREGOING, ALL
AS MORE FULLY DESCRIBED AND DEFINED ON SCHEDULE I ATTACHED HERETO.
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9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or it this is a Termination authorized by a Debtor,
   check here |_| and enter name of DEBTOR authorizing this Amendment.


      ------------------------------------------------------------------------------------------------------------------------------
      9a.  ORGANIZATION'S NAME
           EASYLINK SERVICES CORPORATION

OR
      ------------------------------------------------------------------------------------------------------------------------------
      9b. INDIVIDUAL'S LAST NAME                             FIRST NAME                       MIDDLE NAME               SUFFIX

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10. OPTIONAL FILER REFERENCE DATA

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                                                                    International Association of Commercial Administrators (IACA)

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC3) (REV. 05/22/02)

                                         EXHIBIT D-2 TO AMENDMENT NO 1 CONTINUED

                          Schedule I to UCC-3 Amendment

Debtor:                                           Secured Party:
------                                            -------------

NJ Domains LLC                                    EasyLink Services Corporation
c/o Gerald Gorman                                 33 Knightsbridge Road
415 Bernardsville Road                            Piscataway, New Jersey 08854
Mendham, New Jersey 07945


         "Collateral" means, with respect to the Debtor, all of the Debtor's now owned or hereafter acquired right, title, and interest in and to each of the following:

         (1) the Portfolio and the Shares;

         (2) all of Debtor's Accounts relating to or arising out of the Portfolio or the use of any Names within the Portfolio;

         (3) Debtor's Books;

         (4) all of Debtor's commercial tort claims relating to or arising out of the Portfolio or the use of any Names within the Portfolio;

         (5) all of Debtor's General Intangibles relating to or arising out of the Portfolio or the use of any Names within the Portfolio; and

         (6) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, Books, Deposit Accounts, General Intangibles, Investment Property, Negotiable Collateral, money, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing or any lease, license or other use of any of the Names, or any portion thereof or interest therein, and the proceeds thereof.

For purposes of this Financing Statement, capitalized terms are defined as follows:

         "Account" means any "account" (as that term is defined in the New Jersey Uniform Commercial Code), and any and all supporting obligations in respect thereof.

         "Books" means the Debtor's now owned or hereafter acquired books and records (including all of its records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of its records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information).

         "Deposit Account" means any "deposit account" (as that term is defined in the New Jersey Uniform Commercial Code).

         "General Intangibles" means "general intangibles" (as that term is defined in the New Jersey Uniform Commercial Code), (including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trade secrets, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, rights to payment and other rights under any royalty, leasing, Internet domain redirect or use agreements or lease or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, insurance premium rebates, tax refunds, and tax refund claims), and any and all supporting obligations in respect thereof, and any other personal property other than Accounts, Deposit Accounts, goods, Investment Property, and Negotiable Collateral.

         "Investment Property" means "investment property" (as that term is defined in the New Jersey Uniform Commercial Code), and any and all supporting obligations in respect thereof.

         "Name" means each Internet domain name transferred by the Secured Party and its affiliates to Debtor pursuant to the Domain Portfolio Purchase Agreement dated December 23, 2004, as amended.

         "Negotiable Collateral" means letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereof.

         "Portfolio" means all of the Names. The Portfolio comprises all or substantially all of the Internet domain names registered by or for the benefit of the Debtor.

         "Shares" means all of the Debtor's and its affiliates shares of capital stock of India.com, Inc., a Delaware corporation, together with all of the Debtor's and its affiliates shares of capital stock of Asia.com, Inc., a New Jersey corporation.


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